QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2005

Carriage Services, Inc.
(Exact name of registrant as specified in is charter)

Delaware (State or other jurisdiction of incorporation)	1-11961 (Commission File Number)	76-0423828 (IRS Employer Identification No.)

1900 St. James Place, 4th Floor
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
(713) 332-8400

☐
Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

        On January 10, 2005, the Company issued a press release updating its estimates for earnings and debt reduction for the fourth quarter and the year ended December 31, 2004. A copy of the press release issued by the Company is attached hereto as Exhibits 99.1.

        The press release and information in this report are being furnished in accordance with Regulation FD and not "filed" with the Securities and Exchange Commission. Accordingly, the information in this report is not incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.

        The press release contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. The Company provides quantitative reconciliations as well as qualitative information on the Company's website www.carriageservices.com.

Item 9.01. Financial Statements and Exhibits.

(c)
Exhibits

Item	Description
99.1	Press Release dated January 10, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.
Date: January 10, 2005	By:	/s/ JOSEPH SAPORITO Joseph Saporito Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated January 10, 2005.

QuickLinks

  Item 7.01. Regulation FD Disclosure
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS